UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 16, 2002
Date of Report (Date of earliest event reported)

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12 South Main Street, Suite 100, Minot, ND	58701
(Address of principal executive offices)	(Zip Code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS

      On December 16, 2002, Investors Real Estate Trust filed a Quarterly Report on Form 10-Q (the “Periodic Report”) for the quarter ended October 31, 2002.  The Certifications of the Chief Executive Officer and of the Chief Financial Officer under Section 906 of the Sarbanes-Oxley Act of 2002 were inadvertently omitted from the filing of the Periodic Report.  These Certifications, as signed by said officers, are attached as Exhibit 99.1 hereto, the text of which is incorporated herein by reference.  All information in the Form 10-Q filed for the period ended October 31, 2002, is accurate and remains unchanged.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

       (a)       Financial statements of businesses acquired.
                  Not applicable.

       (b)       Pro forma financial information.
                  Not applicable.

       (c)      Exhibits.
                  99.1      Certifications of Chief Executive Officer and Chief Financial Officer dated December 16, 2002, under
                  Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized to do so.

 Date:  January 6, 2003

                                          INVESTORS REAL ESTATE TRUST
                                         (Registrant)

                                          By:      /S/ Thomas A. Wentz, Jr.
                                                      (Signature)
                                                      Thomas A. Wentz, Jr.
                                                      Senior Vice President & General Council

EXHIBIT 99.1

 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned, being the Chief Executive Officer of Investors Real Estate Trust (the “Issuer”), hereby certifies that the Quarterly Report on Form 10-Q (the “Periodic Report”) of the Issuer for the quarter ended October 31, 2002, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. §78m(a)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

 Date:    December 16, 2002

By:        /S/ Thomas A. Wentz, Sr.
            Thomas A. Wentz, Sr., President & CEO

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned, being the Chief Financial Officer of Investors Real Estate Trust (the “Issuer”), hereby certifies, that the Quarterly Report on Form 10-Q (the “Periodic Report”) of the Issuer for the quarter ended October 31, 2002, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. §78m(a)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:    December 16, 2002

By:      /S/ Diane K. Bryantt
           Diane K. Bryantt, Senor Vice President & CFO

END